Financial Summary:
Well Positioned To Achieve 2005 Goals…

We Have Visibility

- **Second quarter 2005 record backlog of $7.3 billion.**
- **Production schedule is on track to achieve goals.**



CAGR 36%
$1.24
$1.65
$2.73
$3.51
$4.65
$5.70
$7.80
1999
2000
2001
2002
2003
2004
2005
Goal